UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)

(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Carl Frischling, Esq.

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2004

November 29, 2004

To the Shareholders of the Conestoga Small Cap Fund,

September 30, 2004 marked the successful end of our second fiscal year.  The net asset value per share was up 24% to $15.26 compared to the $12.28 value on September 30, 2003.  During the last two years, your Fund has produced average annual returns of 23.53% per year.

We are long term investors, and as such, the performance over the last two years while gratifying still does not qualify as long-term performance.  We are off to a good start but we continue to believe that the minimum time period to formulate opinions about an investment manager’s capability is three years.

Since your Fund began, it has kept pace with the small cap indices and outperformed the broad market averages as measured by the S&P 500 and the Dow Jones Industrial Average.  Bill Martindale and Bob Mitchell, Portfolio Managers of the Fund, have prepared a more detailed explanation of the investment actions they took last year.  Their letter follows and I encourage you to read it carefully.

The Conestoga Small Cap Fund is managed in the same fashion as separate accounts managed by our Adviser, Conestoga Capital Advisors, LLC (CCA).  Informa Investment Solutions, Inc. has evaluated the portfolio management characteristics used by CCA in the management of their separate accounts.  They are pleased with the analysis conducted by Informa Investment Solutions and would be happy to provide you with a copy of their analysis should you wish.  Please contact them at 1-800-320-7790 to obtain a copy.

Good investment performance since inception of the Fund resulted in realizing some capital gains, even though portfolio turnover remained low.  Our turnover rate last year was 25%.  Mutual funds are required to distribute realized gains every year.  Our distribution for 2004 was $79,713 or $0.27 per share and was paid on November 3, 2004.

FUND GROWTH

During 2004, your Fund grew in several respects.  The asset level of the Fund increased 55% to $4,463,207, up from $2,880,940 a year earlier.  The average investment in the Fund increased to $57,963 from the $49,100 reported a year earlier.  The number of shareholders increased from 59 to 77.  Because of the growth in the number of fund shareholders and the assets that they have invested in the Fund, the percentage of the Fund owned by Officers and Trustees has declined from 52% in 2003 to 43% in 2004.  With a 43% ownership interest in the Fund, the financial interests of your Officers and Trustees continues to be aligned with the interests of all shareholders.

Since our last letter to you, the Fund has entered into agreements with Firserv Securities and SunGard Financial Network, enabling interested investors to use these mutual fund platforms to purchase shares of the Conestoga Small Cap Fund.  On October 20, 2004 your Fund received its own ticker symbol, CCASX, so that now you can access daily price information on many internet based providers.  Lipper and Morningstar are now tracking our data and will slowly begin to publish more information about the Fund.  We are told that Morningstar will not rate a fund until it has a three year track record.  Hopefully by the end of next year, Morningstar will be reviewing our Fund.

REGULATORY ENVIRONMENT

Last year we informed you about several initiatives that the U.S. Securities & Exchange Commission had taken.  Many of the rules discussed last year were implemented during the last year.

Mr. Duane D’Orazio, Secretary of the Fund, was appointed Chief Compliance Officer of the Fund.  In his capacity as Chief Compliance Officer, Mr. D’Orazio will report directly to the Board of Trustees.

On September 22, your Board approved comprehensive Compliance Policy and Procedure programs for the Investment Adviser, Conestoga Capital Advisors, the Fund Accountant and Transfer Agent, Mutual Shareholder Services, and the Fund itself.  These comprehensive policies and procedures codify practices that in most cases had already been in place.  The thread running through all of these procedures is that our first responsibility, as it has always been, is to you, the shareholder of the Fund.  Management and your Board of Trustees take this responsibility quite seriously.

The Fund operates with a Code of Ethics that describes how officers and employees of the Fund and Adviser may execute transactions in their personal accounts.  This code is available in our Statement of Additional Information or may be obtained directly from us by calling 1-800-320-7790.

In early 2006 under S.E.C. rules, your Fund will be required to have a chairman that is not associated with the Investment Adviser and at least 75% of the Trustees must be unaffiliated with the Adviser.  When the Fund was established four of your six trustees, 66 2/3%, were not affiliated with the Adviser.  The S.E.C. rule is being challenged in court, but assuming it stands, we will notify shareholders as soon as it is practical as to how the Fund will comply with the new rules.

FUND EXPENSES AND BROKERAGE COSTS

Fund expenses were 1.6% of average assets last year.  This means that for every $1,000 on average you had invested in the Fund last year, your share of total costs was $16.  Of this total approximately $2 was paid to Conestoga Capital Advisors to perform specified shareholder services, $12 was paid to Conestoga Capital Advisors for managing the portfolio, and the remaining $2 was paid for trustee fees and expenses.  Management has taken certain initiatives and it is our hope that the expense ratio can be lowered to 1.4% for this fiscal year.  Some costs are unpredictable and actual expenses may be higher than indicated.  Please check with our website at www.conestogacapital.com to obtain the most recent annualized expense ratio information.

Brokerage expenses are an indirect cost borne by shareholders.  Last year, our brokerage commissions were $8,340 compared to $12,500 the year before.  All of these commissions are expended to obtain useful research.  Expenditures for brokerage were the equivalent of 0.21% of average assets, or $2.10 for every $1,000 invested in the Fund. Investment returns described elsewhere in this report fully reflect all brokerage costs.

FUND INFORMATION

Fund holdings continue to be posted on our web page and can be accessed at www.conestogacapital.com.  At this site, we also provide you with important statistics relative to the Fund.  Beginning in July 2004, we opened a link from the same page described above that allows anyone interested to view how we have voted corporate proxies for holdings in the Fund.  As always, please feel free to contact us at any time about any issues involved with your investment in the Fund.  You may contact us at 1-800-320-7790.

The management of the Conestoga Funds and of your Investment Adviser, Conestoga Capital Advisors, is dedicated to running a transparent organization.  We believe that we provide easy access to all important information to all shareholders.  If there is any information that you would like to see included in future reports, please let us know.

Thank You,

W. Christopher Maxwell

Chairman and Chief Executive Officer

The Conestoga Funds

Fund Characteristics as of 9/30/2004[1]:		
	Conestoga Fund	Russell 2000 Index
P/E Calendar ('04 Avg.)	22.51X	28.26X
Mean Est. Earnings Growth	16.00%	15.00%
PEG Ratio	1.41	1.88
ROE	21.37%	8.37%
Weighted Avg. Market Capitalization	$1120 M	$1041 M
Long-Term Debt/Capital	17.00%	35.00%
Dividend Yield	0.60%	1.08%
Number of Holdings	45	N/A

Top Ten Fund Holdings as of 9/30/2004:	
1. Graco, Inc.	3.75%
2. Polaris Industries, Inc.	3.75%
3. Plantronics, Inc.	2.91%
4. American Woodmark Corp.	2.90%
5. Oshkosh Truck Corp.	2.88%
6. Simpson Manufacturing	2.84%
7. Kronos, Inc.	2.74%
8. Factset Research Systems	2.70%
9. SCP Pool Corp.	2.70%
10. Franklin Electric, Inc.	2.66%
Total Top Ten Holdings	29.83%

Fund Sector Weightings as of 9/30/2004:	
Auto & Transportation	10.92%
Consumer Discretionary	20.81%
Consumer Staples	0.00%
Financial Services	14.73%
Health Care	15.12%
Integrated Oils	0.00%
Materials & Processing	3.27%
Other	2.00%
Other Energy	5.05%
Producer Durables	14.51%
Technology	9.95%
Utilities	0.00%
Cash	3.63%

November 29, 2004

Dear Fellow Shareholders,

We are pleased to report that the Conestoga Small Cap Fund registered solid investment performance during its second fiscal year. The following table details the performance of the Fund versus its small cap benchmark, the Russell 2000 Index, as well as the S&P 500 Index as of September 30, 2004.

	Third Quarter 2004	Second Quarter 2004	Year-to-Date 2004	Trailing 12 Months	Since Inception (10/01/2002) Annualized
Conestoga Small Cap Mutual Fund	-0.20%	5.38%	8.92%	24.27%	23.53%
Russell 2000 Index	-2.86%	0.47%	3.71%	18.77%	24.76%
S&P 500 Index	-1.87%	1.71%	1.50%	13.86%	16.70%

The Fund's near-term performance (3Q04 and year-to-date) has outpaced the Russell 2000 Index. Within the last six months, the equity markets have adopted a more normal, fundamentally based, defensive mentality. An example of the market's more rational investment mentality can be seen by comparing returns of the companies within the Russell 2000 Index that posted positive earnings versus those companies that posted no earnings and/or losses. From 3/31/04 through 9/30/04, the profitable companies posted a -0.44% return, while the companies with zero or negative earnings recorded a -14.3% loss[2]. This market mindset clearly favors the Funds' focus on high quality, well-managed small cap companies.

Although market pundits were correct in their prediction that large cap stocks would outperform small caps in the last two quarters, we are pleased to report that the Fund also outperformed the S&P 500 Index during that time period. (While we as small cap managers recognize that the most appropriate benchmark for the Fund is the Russell 2000 Index, many investors gauge our performance against large cap indices such as the S&P 500 Index.) Despite the Fund outperforming the Russell 2000 and S&P 500 Indexes over the last six months, its performance still lags the Russell 2000 Index since the Fund's inception date of 10/01/2002. The Fund's underperformance stems from its weak relative performance in calendar 2003, specifically the second and third quarters. As we have discussed in previous correspondence, the Fund's performance in calendar 2003 was attributable to its underweighting in technology stocks and companies with no earnings. For better or for worse, we as investment managers are willing to lag during more speculative periods. It is certainly not pleasant to explain such underperformance, but we are confident that Conestoga Capital Advisors' disciplined small cap approach will produce solid results over long investment cycles.

The Fund's relative performance began to improve in April 2004 as the market became more concerned about a number of macro economic factors, such as, the sustainability of economic growth, significant increases in oil prices, and increases in interest rates. Additionally, the markets were digesting the continuing war in Iraq and the uncertain outcome of the U.S. presidential election. As we have stated previously, Conestoga's investment style is designed to outperform in a down and difficult market. The last six months clearly demonstrates this characteristic. As our Chairman stated in the preceding letter, the Fund's two-year existence is not a sufficient time to measure a investment manager's results, good or bad. We certainly agree with that premise.

Looking back on the last 12 months, the Fund's performance was primarily driven by stock selection and to a much lesser extent, sector weightings. Given that a major tenet of our investment approach is "bottom-up" stock-selection, this is exactly what shareholders should expect. In terms of sector wieghtings, underweightings in two sectors, materials and processing and financial services, had the most negative impact on the Fund's performance. Conversely, the Fund's underweighting in technology and overweighting in other energy positively impacted results.

From a stock selection perspective, please find a list of the top five leaders and top five laggards of the Fund over the last 12 months. As well, we have provided a brief summary on the two best-performing and two worst-performing holdings.

Top 5 Leaders
1. Carbo Ceramics, Inc. (CRR)
2. Plantronics, Inc. (PLT)
3. Polaris Industries, Inc. (PII)
4. Simpson Manufacturing Co., Inc. (SSD)
5. American Woodmark Corp. (AMWD)

Carbo Ceramics, Inc. (CRR) - Continued strong demand for its ceramic proppant product line and its ability to garner market share has enabled Carbo Ceramics to post excellent results during the last 12 months. Given its significant appreciation, we reduced the position by approximately 50% in April 2004.

Plantronics, Inc. (PLT) - PLT's excellent financial results over the last four quarters were driven by a strong pipeline of new products and a pick-up in economic activity. The company's strong revenues and earnings were driven by a number of states and the District of Columbia passing a hands-free legislation regarding cell phone use. As a result, we paired back our position to take advantage of the stock's significant appreciation.

Top 5 Laggards
1. Computer Network Technology (CMNT)
2. LaserCard Corp. (LCRD)
3. Integrated Circuit Systems, Inc. (ICST)
4. Unifi, Inc. (UFI)
5. American Safety Insurance Hldgs. (ASI)

Computer Network Technology Corp., (CMNT) - In early August 2004, CMNT announced that it expected to post a substantial loss for the second quarter of 2004. Citing a slowdown in information technology spending and slippage of several large orders into the third quarter, CMNT's results were extremely disappointing. We concluded that the company's long-term prospects had materially diminished. We sold the entire position in August 2004.

LaserCard Corp. (LCRD) (Formerly Drexler Technology Corp.) - In early August 2004, LCRD reported second quarter results that were well below "Street" estimates. The significant shortfall stemmed from a combination of factors, including: 1) the company reporting a manufacturing problem with a new card design which reduced gross profit by almost $1 million and 2) the company also stating it was experiencing order delays in four of its top seven programs for a myriad of reasons. The company's poor quarterly results coupled with the apparent loss of a US-Visit opportunity are the primary reasons that we exited the entire position in August 2004.

We hope that this letter has provided you with a better insight as to how and why the Conestoga Small Cap Fund has performed over the last 12 months. As the Investment Managers of your Fund, we would like to thank you for continuing to place your confidence and trust in us.

Sincerely,

William C. Martindale, Jr.
Portfolio Manager
Conestoga Small Cap Mutual Fund

Robert M. Mitchell
Portfolio Manager
Conestoga Small Cap Mutual Fund

[1] FactSet Research Systems, Multex Estimates

[2] CSFB of 2004, Small Cap Quarterly Review of Second and Third Quarters

Comparison of Changes in Value of $10,000 Since Inception (October 1, 2002)

Conestoga Small Cap Fund
Annualized Total Return
Since Inception through September 30, 2004: 23.53%

Russell 2000 Index
Annualized Total Return
Since Inception through September 30, 2004: 24.76%

S&P 600 Index
Annualized Total Return
Since Inception through September 30, 2004: 23.40%

Conestoga Small Cap Fund $15,260
Russell 2000 Index $15,565
S&P 600 Index $15,228
Value of $10,000 invested 10/01/2003
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
10/1/2002
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004

CONESTOGA SMALL CAP FUND

		Schedule of Investments
		September 30, 2004
Shares/Principal Amount		Market Value

COMMON STOCKS
Abrasive, Asbestos & Miscellaneous Nonmetallic Mineral Products
1,000	CARBO Ceramics, Inc.	$72,140	1.62%

Biological Products (No Disgnostic Substances)
3,000	Integra Lifesciences Holdings Co. *	96,330
3,000	Techne Corp. *	114,540
		210,870	4.72%
Computer Communications Equipment
4,000	Digi International, Inc. *	45,720	1.02%

Computer Peripheral Equipment
2,750	Avocent Corp. *	71,583	1.60%

Computer Storage Devices
3,000	Hutchinson Technology Inc. *	80,190	1.80%

Consumer Financial Services
2,500	Financial Federal Corp. *	93,700	2.10%

Crude Petroleum & Natural Gas
6,000	Meridian Resources Corp. *	52,980
2,500	St. Mary Land Exploration Co.	99,525
		152,505	3.42%
Financial Services
2,500	TSX Group, Inc.	91,390	2.05%

General Industrial Machinery & Equipment
2,000	CUNO, Inc. *	115,500	2.59%

Measuring & Controlling Devices, NEC
3,000	Trimble Navigation, Ltd. *	94,800	2.12%

Miscellaneous Manufacturing Industries
3,250	Yankee Candle Co. , Inc. *	94,120	2.11%

Millwood, Millwood, Veneer, Plywood, & Structural Wood Members
3,500	American Woodmark Corp.	129,605	2.90%

Miscellaneous Fabricated Products
2,000	Simpson Manufacturing Co., Inc.	126,400
3,250	Matthew's International Corp.	110,110
		236,510	5.30%
Miscellaneous Industrial & Commercial Machinery & Equipment
2,000	Curtiss Wright Corp.	114,460	2.56%

The accompanying notes are an integral part of the financial statements

6

Miscellaneous Transportation Equipment
3,000	Polaris Industries, Inc.	167,460	3.75%

Motor Homes
2,950	Winnebago Industries, Inc.	102,188	2.29%

Motors & Generators
3,000	Franklin Electric Co. , Inc.	118,800	2.66%

Motor Vehicles & Passenger Car Bodies
2,250	Oshkosh Truck Corp.	128,385	2.88%

Orthopedic, Prosthetic & Surgical Appliances & Supplies
3,000	Mentor Corp.	101,040	2.26%

Personal Credit Institutions
5,000	World Acceptance Corp. *	116,250	2.60%

Printed Circuit Boards
2,000	Raven Industries, Inc.	88,900	2.31%

Pumps & Pumping Equipment
5,000	Graco Inc.	167,500	3.75%

Retail- Eating Places
3,000	Ruby Tuesday, Inc.	83,610	1.87%

Semiconductors & Related Devices
3,500	Integrated Circuit Systems Inc. *	75,250	1.69%

Services- Business Service, NEC
3,500	Startek, Inc.	109,760	2.46%

Services- Computer Programming Services
5,250	Computer Programs & System, Inc.	105,315	2.36%

Services- Computer Programming, Data Processing, etc.
2,500	Factset Research Systems, Inc.	120,500	2.70%

Services- Personal Services
4,500	Coinstar, Inc. *	104,850	2.35%

Services- Prepackaged Software
2,750	Kronos, Inc. *	121,797
3,500	Renaissance Learning Inc.	75,845
		197,642	4.43%

The accompanying notes are an integral part of the financial statements

7

Services- Radiation Monitoring
2,400	Landauer, Inc.	112,632	2.52%

State Commercial Banks
4,500	Boston Private Financial Holdings, Inc.	112,320	2.52%

Surgical & Medical Instruments & Apparatus
3,500	ICU Medical, Inc.	91,140
2,000	Kensey Nash Corp. *	52,380
		143,520	3.22%
Telephone & Telegraph Apparatus
3,500	Inter-Tel, Inc.	75,670
3,000	Plantronics, Inc.	129,720
		205,390	4.60%
Textile Mill Products
8,500	Unifi, Inc. *	19,380	0.43%

Trucking-No Local
4,125	Knight Transportation, Inc. *	88,357	1.98%

Wholesale- Miscellaneous Durable Goods
4,500	SCP Pool Corp.	120,330	2.70%

Wholesale- Paper & Paper Products
2,500	School Specialty Inc. *	98,525	2.43%

	TOTAL COMMON STOCKS
	(Cost $3,280,879)	4,290,997	96.14%

SHORT-TERM INVESTMENTS
161,429	First American Prime Obligations Fund .98%	161,429	3.62%
	(Cost $161,429) (a)

	TOTAL INVESTMENTS
	(Cost $3,442,308)	4,452,426	99.76%

	Cash and other assets less liabilities	10,687	0.24%

	TOTAL NET ASSETS	$4,463,113	100.00%

* Non income producing
(a) Variable rate security; the coupon rate shown represents the yield at September 30, 2004.

The accompanying notes are an integral part of the financial statements

8

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities
September 30, 2004

Assets:
Investment Securities at Market Value	$4,452,426
(Identified Cost $3,442,308)
Cash	13,460
Dividends Receivable	2,692
Interest Receivable	203
Total Assets	4,468,781
Liabilities:
Investment Advisory Fee Payable	4,345
Trustees' Fees Payable	418
Shareholder Servicing and Distribution Fees Payable	905
Total Liabilities	5,668
Net Assets	$4,463,113

Net Assets Consist of:
Paid In Capital	$3,363,818
Realized Gain (Loss) on Investments - Net	89,177
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Identified Cost - Net	1,010,118
Net Assets, for 292,515 Shares Outstanding	$4,463,113

Net Asset Value and Redemption Price
Per Share ($4,463,113/292,515 shares)	$ 15.26

The accompanying notes are an integral part of the financial statements

10

CONESTOGA SMALL CAP FUND

Statement of Operations
For the year ended September 30, 2004

Investment Income:
Dividends	$ 44,778
Interest	1,254
Total Investment Income	46,032
Expenses:
Investment Adviser Fees	47,172
Trustees' Expenses	7,769
Shareholder Distribution Fees	9,812
Total Expenses	64,753
Less Waiver of Distribution Fees	(2,009)
Total Expenses After Waiver	62,744

Net Investment Income (Loss)	(16,712)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	93,865
Unrealized Appreciation (Depreciation) on Investments	695,628
Net Realized and Unrealized Gain (Loss) on Investments	789,493

Net Increase (Decrease) in Net Assets from Operations	$772,781

The accompanying notes are an integral part of the financial statements

11

CONESTOGA SMALL CAP FUND

Statement of Changes in Net Assets
	For the Year	For the Year
	Ended	Ended
	9/30/2004	9/30/2003 (a)
From Operations:
Net Investment Income (Loss)	$ (16,712)	$ (16,003)
Net Realized Gain (Loss) on Investments	93,865	8,899
Net Unrealized Appreciation (Depreciation)	695,628	314,490
Increase (Decrease) in Net Assets from Operations	772,781	307,386
From Distributions to Shareholders:
Net Investment Income	0	0
Net Realized Gain from Security Transactions	0	(2,358)
Change in Net Assets from Distributions	0	(2,358)
From Capital Share Transactions:
Proceeds From Sale of Shares	863,593	2,709,503
Shares Issued on Reinvestment of Dividends	0	793
Cost of Shares Redeemed	(69,523)	(119,062)
Net Increase (Decrease) from Shareholder Activity	794,070	2,591,234

Net Increase (Decrease) in Net Assets	1,566,851	2,896,262

Net Assets at Beginning of Period	2,896,262	0
Net Assets at End of Period	$ 4,463,113	$ 2,896,262

Share Transactions:
Issued	61,641	247,266
Reinvested	0	76
Redeemed	(5,039)	(11,429)
Net increase (decrease) in shares	56,602	235,913
Shares outstanding beginning of period	235,913	0
Shares outstanding end of period	292,515	235,913

(a) Commencement of operations October 1, 2002.

The accompanying notes are an integral part of the financial statements

12

CONESTOGA SMALL CAP FUND

Financial Highlights
Selected data for a share outstanding throughout the period:	For the Year	For the Year
	Ended	Ended
	9/30/2004	9/30/2003 (a)
Net Asset Value -
Beginning of Period	$ 12.28	$ 10.00
Net Investment Income (Loss)	(0.06)	(0.10)
Net Gains or Losses on Securities
(realized and unrealized)	3.04	2.39
Total from Investment Operations	2.98	2.29

Distributions (From Net Investment Income)	0	0
Distributions (From Capital Gains)	0	(0.01)
Total Distributions	0	(0.01)

Net Asset Value -
End of Period	15.26	12.28

Total Return	24.27%	22.97%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	4,463	2,896

Before Waivers
Ratio of Expenses to Average Net Assets	1.65%	1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.48)%	(0.85)%

After Waivers
Ratio of Expenses to Average Net Assets	1.60%	1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43)%	(0.85)%

Portfolio Turnover Rate	25.70%	32.43%

(a) Commencement of operations October 1, 2002.

The accompanying notes are an integral part of the financial statements

13

CONESTOGA SMALL CAP FUND

Expense Example

As a shareholder of the Conestoga Small Cap Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through September 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included your costs would have been higher.

 The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Conestoga Small Cap Fund

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	March 31, 2004
	March 31, 2004	September 30, 2004	to September 30, 2004

Actual	$1,000.00	$1,076.16	$8.33
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.05	$8.09

* Expenses are equal to the Fund's annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period)..

14

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2004

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 5, 2002. The Trust consists of one series, the Conestoga Small Cap Fund (the "Fund"). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to achieve long-term growth of capital. The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Conestoga Capital Advisors, LLC (the “Adviser").  Accordingly, no organization costs have been recorded by the Fund.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.   All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the security, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency- Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Reported net realized foreign exchange gains or losses arise from sales of foreign securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or

15

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2004

(Continued)

Note 2.  Summary of Significant Accounting Policies (Continued)

paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.  Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions- The Trust follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.

Estimates- Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital. For the fiscal year ended September 30, 2004, net investment loss totaling $26,174 was reclassified to accumulated undistributed net realized short-tem gains of $4,688 and to paid-in capital of $21,486.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund. Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average net asset value of the Fund. For the year ended September 30, 2004, the Adviser earned advisory fees of $47,172.  As of September 30, 2003, the Fund owed $4,345 to the Adviser.

.

The Trust, on behalf of the Fund, has adopted a distribution  plan (the "Distribution  Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for  other than existing shareholders, preparation and distribution of advertising material and sales literature and  payments  to dealers and shareholder  servicing  agents who enter into agreements with the Fund or its Distributor.  The Plan provides that the Fund will reimburse the Adviser and the Distributor for actual distribution and shareholder servicing expenses incurred by the Adviser and the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets.  On April 1, 2003, with Board approval, the Fund commenced the Rule 12b-1 accrual of 0.25% of average daily net assets.  During the year ended September 30, 2004, the Fund incurred $9,812 of which

16

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2004

(Continued)

Note 3. Investment Advisory Agreement and Other Related Party Transactions (Continued)

$2,009 were voluntary waived by the Adviser of Rule 12b-1 related expenses.  As of September 30, 2004, the Fund owed $905 to the Adviser for 12b-1 expenses.

Certain directors and officers of the Adviser are directors, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

The beneficial ownership, either directly or indirectly, of more that 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2004, National Financial Services Corporation held, for the benefit of others, in aggregate, approximately 97% of the Fund.

Note 4. Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2004, were as follows:

Purchases……………………………………………..………….…

$   1,656,411

Sales…………………………………………………………….….

$      942,029

For Federal Income Tax purposes, the cost of investments owned at September 30, 2004 is $3,442,308.  As of September 30, 2004, the gross unrealized appreciation on a tax basis totaled $1,117,959 and the gross unrealized depreciation totaled $107,841 for a net unrealized appreciation of $1,010,118.

Note 5. Capital Stock

As of September 30, 2004, an indefinite number of shares of .001 par value capital stock were authorized and Paid In Capital amounted to $3,363,818.

On November 3, 2004, a distribution of $.27 per share was declared. The dividend was paid on November 3, 2004 to shareholders of record on November 2, 2004.

There were no distributions paid during the fiscal year 2003.

As of September 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$ 0
Undistributed long-term capital gain/ (accumulated losses)	89,177
Unrealized appreciation/ (depreciation)	1,010,118
$ 1,099,295

There is no difference between book basis and tax-basis unrealized appreciation.

17

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2004

(Continued)

Note 6. Change of Accountants

On January 16, 2004, McCurdy & Associates CPA’s, Inc. (“McCurdy”) notified the Fund of its intention to resign as the Fund’s independent auditors upon selection of replacement auditors.

On February 4, 2004, the Fund’s Audit Committee and Board of Trustees selected Cohen McCurdy, Ltd. (“Cohen”) to replace McCurdy as the Fund’s auditor for the fiscal year ending September 30, 2004, to be effective upon the resignation of McCurdy.

On March 12, 2004, upon receipt of notice that Cohen was selected as the Fund’s auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditor to the Fund.  McCurdy’s report on the Conestoga Small Cap Fund’s financial statements for the period ended September 30, 2003 contained no adverse opinion or disclaimer of Opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.  During the period ended September 30, 2003 through the date of engagement of Cohen, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of McCurdy would have caused the Advisor to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such period.

Neither the Fund nor anyone on its behalf consulted with Cohen on items which (i) concerned the application of accounting principles to a specified  transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

18

Cohen McCurdy
Certified Public Accountants

Cohen McCurdy, Ltd.
826 Westpoint Pkwy., Suite 1250
Westlake, OH 44145-1594

www.cohenmccurdy.com

440.835.8500
440.835.1093 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
Conestoga Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Conestoga Small Cap Fund, including the schedule of portfolio investments, as of September 30, 2004, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the period ended September 30, 2003 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash held by the custodian as of September 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Conestoga Small Cap Fund as of September 30, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy

Cohen McCurdy, Ltd.
Westlake, Ohio
November 12, 2004

an independent member of BAKER TILLY INTERNATIONAL

Registered with the Public Company Accounting Oversight Board

CONESTOGA SMALL CAP FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Directors and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name, Address[1], Age Disinterested Trustees	Position(s) Held with the Fund	Term of Office[2] and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Director[3]
Mike R. Walker Age: 56	Trustee	Since 2002	Partner Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004; Genesis Health Ventures Chairman and CEO, 1985-2002	1	None
Nick J. Kovich Age: 48	Trustee	Since 2002	Private Investor: Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley Investment Management, 1996-2001	1	None
William B. Blundin Age: 66	Trustee	Since 2002	Bransford Investment Partners, LLC. CEO, since 1997	1	Trustee, the Saratoga Funds
Richard E. Ten Haken Age: 70	Trustee	Since 2002	Ten Haken & Assoc., Inc. President and CEO, since 1992	1	Trustee, the Bryce Funds
Interested Trustees[4]
W. Christopher Maxwell Age: 61	Chairman & CEO, Trustee	Since 2002	Managing Partner at Conestoga Capital Advisors, since 2001; Maxwell Associates President & CEO, since 1997	1	None
William C. Martindale Jr. Age: 61	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors, since 2001, Co-Portfolio Manager of the Fund; Chief Investment Officer of Martindale Andres & Co. 1989-2001	1	None

Notes:

1

Each director may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087

2

No defined term of office for service as a Trustee. Each Trustee serves until the earlier of his resignation, retirement, removal, death, or the election of a qualified successor.

3

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale are each officers of Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

Board of Trustees

Mr. W. Christopher Maxwell, Chairman

Mr. William B. Blundin

Mr. Nicholas J. Kovich

Mr. William C. Martindale, Jr.

Mr. Richard E. Ten Haken

Mr. Michael R. Walker

Investment Adviser

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, OH  44141

Custodian

U.S. Bank , NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Auditors

Cohen McCurdy, Ltd.

826 Westpoint Parkway

Suite 1250

Westlake, OH  44145

Counsel

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Officers

W. Christopher Maxwell, Chairman

William C. Martindale, Jr., President

Duane R. D’Orazio, Secretary, Chief Compliance Officer

Robert M. Mitchell, Treasurer

Raymond P. Scott, III, Senior Vice President

Laurie S. McDonough, Vice President & Anti-Money Laundering Compliance Officer

M. Lorri McQuade, Vice President

Michelle L. Czerpak, Vice President

Gregory Getts, Assistant Treasurer

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are independent audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2003

$ 10,838

FY 2004

$ 11,623

(b)

Audit-Related Fees

Registrant

Adviser

FY 2003

$ 0

None

FY 2004

$ 975

None

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2003

$ 780

None

FY 2004

$ 1,971

None

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2003

$ N/A

$N/A

FY 2004

$ N/A

$N/A

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Trust’s Audit Committee Charter, adopted on October 30, 2003, provides that the Committee will pre-approve all audit and non-audit services to be provided by the auditors and the fees to be charged for these services.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2003

$ 0

FY 2004

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 18, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date May 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date May 24, 2005

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date May 24, 2005

* Print the name and title of each signing officer under his or her signature.